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EXHIBIT 21

                         REPUBLIC NEW YORK CORPORATION

                                 Subsidiaries


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                                                                       Approximate
                                                                            %
                                                      Jurisdiction of   of Voting
Name of Entity                                        Incorporation     Securities
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
Delaware Securities Processing Corp.                  DE                       100
R/Clip Corp.                                          DE                       100
Republic Bank California National Association         US                       100
Republic Factors Corp.                                NY                       100
Republic Funds Services Limited                       BVI                      100
Republic Investments (Canada) Limited                 Canada                   100
Republic New York Mortgage Corporation                MD                       100
Republic New York Securities Corporation              MD                       100
Republic New York Securities International Limited    England                  100
Republic Services Corporation                         MD                       100
 RICS NJ, Inc.                                        NJ                       100
Republic New York Trust Company of Florida,
 National Association                                 US                       100
RNYC Liquid Portfolio Corporation                     DE                       100
 RNYC Liquid Portfolio Company Limited                Guernsey                 100
RNYC-NJ Realty Corp.                                  NJ                       100

Republic National Bank of New York                    US                       100
 Annie Sonnenblick Scholarship Fund, Inc.             NY                       100
 Brandywine Mortgage Investors Corporation            DE                       100
 Delaware Mortgage Investors Corporation              DE                       100
 Finalfa S.p.A.                                       Italy                    100
 Nevada Asset Management Corporation                  NV                       100
 Republic Bullion Corporation                         NY                       100
 Republic Consumer Lending Group, Inc.                NY                       100
 Republic Financial Services Corporation              NY                       100
 Republic Forex Options Corporation                   NY                       100
 Republic International Bank of New York (Miami)      US                       100
  Republic Leasing (Chile) S.A.                       Chile                    100
  RIBNY Overseas Investments Holding Corporation      DE                       100
   Republic Bullion (Far East) Limited                Hong Kong                100
   Republic International Management SAM              Monaco                   100
   Republic Leasing (Uruguay) S.A.                    Uruguay                  100
   Republic National Bank of New York
    (Singapore) Limited                               Singapore                100
  RNB Futures (Singapore) Ltd.                        Singapore                100
  Republic National Bank of New York
    (Uruguay) S.A.                                    Uruguay                  100
   Republic New York Finanziaria S.p.A.               Italy                    100
   RNB Finance (Hong Kong)Limited                     Hong Kong                100
  RNB Hong Kong (Nominees) Limited                    Hong Kong                100
  RNYIOC Limited                                      Guernsey                 100
 Republic National Bank of New York (Mexico) S.A.     Mexico                   100
 Republic New York Investment Corporation             DE                       100
 Republic Overseas Banks Holding Corporation          DE                       100
  Republic International Bank of New York
   (Delaware)                                         US                       100
  Republic National Bank of New York (Canada)         Canada                   100
  Republic National Bank of New York
   (Cayman) Limited                                   Cayman Islands           100
  Republic National Bank of New York
   (International) Limited                            Bahamas                  100
   Republic Leasing do Brazil                         Brazil                    70
  Republic New York Holdings (UK)                     England                  100
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
   Republic Mase                                      England                  100
   Republic Mase Australia Limited                    Australia                100
    Republic Mase Australia (NZ) Limited              Australia                100
   Republic Mase Hong Kong Limited                    Hong Kong                100
   Republic New York (UK) Limited                     England                  100
  Safra Republic Holdings S.A.                        Luxembourg              49.2
   Republic National Bank of New York
    (France) S.A.                                     France                   100
   Republic National Bank of New York
    (Gibraltar) Limited                               Gibraltar                100
   Republic National Bank of New York
    (Guernsey) Limited                                Guernsey                 100
   Republic National Bank of New York
    (Luxembourg) S.A.                                 Luxembourg               100
   Republic National Bank of New York
    (Suisse) S.A.                                     Switzerland              100
   Safra Republic Investments Limited                 Guernsey                 100
 Republic Premises Corporation                        MD                       100
 RNB Services Limited                                 England                  100
 Tower Holding New York Corp.                         NY                       100
 Williamsburgh Financial Corporation                  DE                       100

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